Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

Second Quarter 2013

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended					Year-to-Date
	June 30%					June 30%
	2013		2012		Change	2013		2012		Change
Summary Income Statement
Interest income	$1,680		$1,767		(4.9)%	$3,377		$3,547		(4.8)%
Interest expense	228		267		(14.6)	466		574		(18.8)
Net interest income - taxable equivalent	1,452		1,500		(3.2)	2,911		2,973		(2.1)
Less: Taxable-equivalent adjustment	37		38		(2.6)	74		75		(1.3)
Net interest income	1,415		1,462		(3.2)	2,837		2,898		(2.1)
Provision for credit losses	168		273		(38.5)	440		561		(21.6)
Net interest income after provision for credit losses	1,247		1,189		4.9	2,397		2,337		2.6
Noninterest income	1,046		966		8.3	2,047		1,837		11.4
Noninterest expense	1,496		1,426		4.9	2,910		2,811		3.5
Income before income taxes	797		729		9.3	1,534		1,363		12.5
Provision for income taxes	221		191		15.7	702		380		84.7
Net income	576		538		7.1	832		983		(15.4)
Noncontrolling interests	16		20		(20.0)	32		34		(5.9)
Preferred stock dividends	13		8		62.5	43		8		NM
Net income available to common shareholders	547		510		7.3	757		941		(19.6)
Per Common Share Data
Earnings:
Basic	$0.78		$0.73		6.8%	$1.08		$1.35		(20.0)%
Diluted	0.77		0.72		6.9	1.06		1.33		(20.3)
Cash dividends declared	0.23		0.20		15.0	0.46		0.40		15.0
Book value	27.51		26.19		5.0	27.51		26.19		5.0
Tangible book value (1)	18.20		16.92		7.6	18.20		16.92		7.6

End of period shares outstanding (in thousands)	702,995		698,795		0.6	702,995		698,795		0.6
Weighted average shares (in thousands):
Basic	702,082		698,579		0.5	701,245		698,132		0.4
Diluted	712,861		708,454		0.6	711,998		707,990		0.6
Performance Ratios
Return on average assets	1.27%		1.22%			0.92%		1.13%
Return on average risk-weighted assets	1.71		1.69			1.24		1.54
Return on average common shareholders' equity	11.39		11.21			7.95		10.49
Return on average tangible common shareholders' equity (2)	19.12		18.85			13.57		17.37
Net interest margin - taxable equivalent	3.70		3.95			3.73		3.94
Fee income ratio (3)	44.6		42.4			43.8		41.7
Efficiency ratio (3)	57.6		53.9			57.0		53.0
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.80%		1.24%			0.80%		1.24%
Loans and leases plus foreclosed property	1.23		1.93			1.23		1.93
Net charge-offs as a percentage of average
loans and leases	0.74		1.21			0.87		1.25
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.64		1.91			1.64		1.91
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.66	X	1.29	X		1.66	X	1.29	X
Average Balances
Total assets	$181,834		$176,870		2.8%	$181,597		$175,420		3.5%
Total securities (4)	36,719		37,114		(1.1)	36,760		36,850		(0.2)
Loans and leases	117,852		111,760		5.5	117,419		111,082		5.7
Deposits	129,983		125,348		3.7	130,209		124,977		4.2
Common shareholders' equity	19,293		18,302		5.4	19,216		18,038		6.5
Shareholders' equity	21,789		18,737		16.3	21,553		18,283		17.9
Period-End Balances
Total assets	$182,735		$178,529		2.4%	$182,735		$178,529		2.4%
Total securities (4)	38,228		37,643		1.6	38,228		37,643		1.6
Loans and leases	118,282		113,811		3.9	118,282		113,811		3.9
Deposits	131,079		126,059		4.0	131,079		126,059		4.0
Common shareholders' equity	19,337		18,300		5.7	19,337		18,300		5.7
Shareholders' equity	21,996		18,926		16.2	21,996		18,926		16.2
Capital Ratios (5)
Risk-based:
Tier 1	11.3%		9.6%			11.3%		9.6%
Total	14.1		12.7			14.1		12.7
Leverage	8.8		7.3			8.8		7.3
Tier 1 common equity to tangible assets (1)	7.3		6.9			7.3		6.9
Tier 1 common equity to risk-weighted assets (1)	9.4		9.1			9.4		9.1
Applicable ratios are annualized.
(1)					Tangible book value per common share and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section of this supplement for further detail.
(4)					Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)					Regulatory capital information is preliminary.
NM - Not meaningful.

1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2013		2013		2012		2012		2012
Summary Income Statement
Interest income	$1,680		$1,697		$1,763		$1,758		$1,767
Interest expense	228		238		250		238		267
Net interest income - taxable equivalent	1,452		1,459		1,513		1,520		1,500
Less: Taxable-equivalent adjustment	37		37		37		37		38
Net interest income	1,415		1,422		1,476		1,483		1,462
Provision for credit losses	168		272		252		244		273
Net interest income after provision for credit losses	1,247		1,150		1,224		1,239		1,189
Noninterest income	1,046		1,001		1,020		963		966
Noninterest expense	1,496		1,414		1,488		1,529		1,426
Income before income taxes	797		737		756		673		729
Provision for income taxes	221		481		207		177		191
Net income	576		256		549		496		538
Noncontrolling interests	16		16		13		2		20
Preferred stock dividends	13		30		30		25		8
Net income available to common shareholders	547		210		506		469		510
Per Common Share Data
Earnings:
Basic	$0.78		$0.30		$0.72		$0.67		$0.73
Diluted	0.77		0.29		0.71		0.66		0.72
Cash dividends declared	0.23		0.23		0.20		0.20		0.20
Book value	27.51		27.15		27.21		26.88		26.19
Tangible book value (1)	18.20		17.56		17.52		17.02		16.92

End of period shares outstanding (in thousands)	702,995		701,440		699,728		699,541		698,795
Weighted average shares (in thousands):
Basic	702,082		700,275		699,586		699,091		698,579
Diluted	712,861		711,020		710,190		709,875		708,454
Performance Ratios
Return on average assets	1.27%		0.57%		1.20%		1.10%		1.22%
Return on average risk-weighted assets	1.71		0.77		1.63		1.50		1.69
Return on average common shareholders' equity	11.39		4.44		10.51		9.94		11.21
Return on average tangible common shareholders' equity (2)	19.12		7.87		17.80		17.01		18.85
Net interest margin - taxable equivalent	3.70		3.76		3.84		3.94		3.95
Fee income ratio (3)	44.6		42.9		44.1		42.4		42.4
Efficiency ratio (3)	57.6		56.4		55.3		55.2		53.9
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.80%		0.91%		0.97%		1.10%		1.24%
Loans and leases plus foreclosed property	1.23		1.39		1.51		1.70		1.93
Net charge-offs as a percentage of average
loans and leases	0.74		1.00		1.02		1.05		1.21
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.64		1.73		1.76		1.80		1.91
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.66	X	1.54	X	1.46	X	1.33	X	1.29	X
Average Balances
Total assets	$181,834		$181,358		$182,204		$179,306		$176,870
Total securities (4)	36,719		36,801		36,383		35,260		37,114
Loans and leases	117,852		116,981		117,103		115,609		111,760
Deposits	129,983		130,437		131,762		128,695		125,348
Common shareholders' equity	19,293		19,138		19,160		18,757		18,302
Total shareholders' equity	21,789		21,315		21,188		20,125		18,737
Period-End Balances
Total assets	$182,735		$180,837		$183,872		$182,021		$178,529
Total securities (4)	38,228		37,289		38,731		37,238		37,643
Loans and leases	118,282		117,628		118,364		117,607		113,811
Deposits	131,079		131,352		133,075		130,018		126,059
Common shareholders' equity	19,337		19,048		19,042		18,800		18,300
Shareholders' equity	21,996		21,229		21,223		20,532		18,926
Capital Ratios (5)
Risk-based:
Tier 1	11.3%		10.8%		10.7%		10.2%		9.6%
Total	14.1		13.7		13.6		13.2		12.7
Leverage	8.8		8.3		8.2		7.9		7.3
Tier 1 common equity to tangible assets (1)	7.3		7.1		6.9		6.8		6.9
Tier 1 common equity to risk-weighted assets (1)	9.4		9.2		9.1		8.9		9.1
Applicable ratios are annualized.
(1)	Tangible book value per common share and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section of this supplement for further detail.
(4)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)	Regulatory capital information is preliminary.
2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2013	2012	$	%	2013	2012	$	%
Interest Income
Interest and fees on loans and leases	$1,418	$1,492	$(74)	(5.0)%	$2,851	$2,994	$(143)	(4.8)%
Interest and dividends on securities	215	230	(15)	(6.5)	430	464	(34)	(7.3)
Interest on other earning assets	10	6	4	66.7	21	13	8	61.5
Total interest income	1,643	1,728	(85)	(4.9)	3,302	3,471	(169)	(4.9)
Interest Expense
Interest on deposits	78	107	(29)	(27.1)	164	228	(64)	(28.1)
Interest on short-term borrowings	3	2	1	50.0	4	3	1	33.3
Interest on long-term debt	147	157	(10)	(6.4)	297	342	(45)	(13.2)
Total interest expense	228	266	(38)	(14.3)	465	573	(108)	(18.8)
Net interest income	1,415	1,462	(47)	(3.2)	2,837	2,898	(61)	(2.1)
Provision for credit losses	168	273	(105)	(38.5)	440	561	(121)	(21.6)
Net interest income after provision for credit losses	1,247	1,189	58	4.9	2,397	2,337	60	2.6
Noninterest income
Insurance income	426	393	33	8.4	791	664	127	19.1
Mortgage banking income	168	182	(14)	(7.7)	348	398	(50)	(12.6)
Service charges on deposits	143	138	5	3.6	281	275	6	2.2
Investment banking and brokerage fees and commissions	99	88	11	12.5	193	177	16	9.0
Bankcard fees and merchant discounts	65	59	6	10.2	124	113	11	9.7
Checkcard fees	51	45	6	13.3	98	88	10	11.4
Trust and investment advisory revenues	49	46	3	6.5	97	91	6	6.6
Income from bank-owned life insurance	26	27	(1)	(3.7)	54	57	(3)	(5.3)
FDIC loss share income, net	(85)	(74)	(11)	14.9	(144)	(131)	(13)	9.9
Securities gains (losses), net	23	(2)	25	NM	46	(11)	57	NM
Other income	81	64	17	26.6	159	116	43	37.1
Total noninterest income	1,046	966	80	8.3	2,047	1,837	210	11.4
Noninterest Expense
Personnel expense	844	775	69	8.9	1,661	1,505	156	10.4
Occupancy and equipment expense	170	159	11	6.9	341	312	29	9.3
Loan-related expense	63	62	1	1.6	121	125	(4)	(3.2)
Foreclosed property expense	12	72	(60)	(83.3)	30	164	(134)	(81.7)
Regulatory charges	35	43	(8)	(18.6)	70	84	(14)	(16.7)
Professional services	47	39	8	20.5	83	74	9	12.2
Software expense	38	32	6	18.8	76	64	12	18.8
Amortization of intangibles	27	29	(2)	(6.9)	54	51	3	5.9
Merger-related and restructuring charges, net	27	2	25	NM	32	14	18	128.6
Other expense	233	213	20	9.4	442	418	24	5.7
Total noninterest expense	1,496	1,426	70	4.9	2,910	2,811	99	3.5
Earnings
Income before income taxes	797	729	68	9.3	1,534	1,363	171	12.5
Provision for income taxes	221	191	30	15.7	702	380	322	84.7
Net Income	576	538	38	7.1	832	983	(151)	(15.4)
Noncontrolling interests	16	20	(4)	(20.0)	32	34	(2)	(5.9)
Preferred stock dividends	13	8	5	62.5	43	8	35	NM
Net income available to common shareholders	$547	$510	$37	7.3%	$757	$941	$(184)	(19.6)%

Earnings Per Common Share
Basic	$0.78	$0.73	$0.05	6.8%	$1.08	$1.35	$(0.27)	(20.0)%
Diluted	0.77	0.72	0.05	6.9	1.06	1.33	(0.27)	(20.3)

Weighted Average Shares Outstanding
Basic	702,082	698,579	3,503	0.5	701,245	698,132	3,113	0.4
Diluted	712,861	708,454	4,407	0.6	711,998	707,990	4,008	0.6
NM - not meaningful.
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012
Interest Income
Interest and fees on loans and leases	$1,418	$1,433	$1,494	$1,492	$1,492
Interest and dividends on securities	215	215	222	221	230
Interest on other earning assets	10	11	10	7	6
Total interest income	1,643	1,659	1,726	1,720	1,728
Interest Expense
Interest on deposits	78	86	96	105	107
Interest on short-term borrowings	3	1	2	2	2
Interest on long-term debt	147	150	152	130	157
Total interest expense	228	237	250	237	266
Net interest income	1,415	1,422	1,476	1,483	1,462
Provision for credit losses	168	272	252	244	273
Net interest income after provision for credit losses	1,247	1,150	1,224	1,239	1,189
Noninterest income
Insurance income	426	365	362	333	393
Mortgage banking income	168	180	231	211	182
Service charges on deposits	143	138	149	142	138
Investment banking and brokerage fees and commissions	99	94	98	90	88
Bankcard fees and merchant discounts	65	59	61	62	59
Checkcard fees	51	47	49	48	45
Trust and investment advisory revenues	49	48	47	46	46
Income from bank-owned life insurance	26	28	29	30	27
FDIC loss share income, net	(85)	(59)	(97)	(90)	(74)
Securities gains (losses), net	23	23	-	(1)	(2)
Other income	81	78	91	92	64
Total noninterest income	1,046	1,001	1,020	963	966
Noninterest Expense
Personnel expense	844	817	823	797	775
Occupancy and equipment expense	170	171	172	166	159
Loan-related expense	63	58	73	85	62
Foreclosed property expense	12	18	48	54	72
Regulatory charges	35	35	35	40	43
Professional services	47	36	46	36	39
Software expense	38	38	38	36	32
Amortization of intangibles	27	27	28	31	29
Merger-related and restructuring charges, net	27	5	11	43	2
Other expense	233	209	214	241	213
Total noninterest expense	1,496	1,414	1,488	1,529	1,426
Earnings
Income before income taxes	797	737	756	673	729
Provision for income taxes	221	481	207	177	191
Net Income	576	256	549	496	538
Noncontrolling interests	16	16	13	2	20
Preferred stock dividends	13	30	30	25	8
Net income available to common shareholders	$547	$210	$506	$469	$510

Earnings Per Common Share
Basic	$0.78	$0.30	$0.72	$0.67	$0.73
Diluted	0.77	0.29	0.71	0.66	0.72

Weighted Average Shares Outstanding
Basic	702,082	700,275	699,586	699,091	698,579
Diluted	712,861	711,020	710,190	709,875	708,454
4

BB&T Corporation
Lines of Business Financial Performance (1)
Quarter Ended June 30, 2013 and 2012
(Dollars in millions)
			Residential			Dealer
Community Banking			Mortgage Banking			Financial Services			Specialized Lending
June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent
2013	2012	Change	2013	2012	Change	2013	2012	Change	2013	2012	Change

Net interest income (expense)	$532	$516	3.1%		$294	$286	2.8%	$210	$210	―	%	$178	$174	2.3%
Net intersegment interest income
(expense)	277	326	(15.0)		(185)	(192)	(3.6)	(38)	(50)	(24.0)		(31)	(37)	(16.2)
Segment net interest income	809	842	(3.9)		109	94	16.0	172	160	7.5		147	137	7.3
Allocated provision for loan
and lease losses	110	189	(41.8)		29	38	(23.7)	42	27	55.6		27	23	17.4
Noninterest income	300	279	7.5		151	162	(6.8)	1	2	(50.0)		56	52	7.7
Intersegment net referral fees
(expense)	45	45	―		―	―	―	―	―	―		―	―	―
Noninterest expense	448	446	0.4		88	92	(4.3)	28	24	16.7		65	58	12.1
Amortization of intangibles	9	10	(10.0)		―	―	―	―	―	―		2	2	―
Allocated corporate expenses	258	255	1.2		17	13	30.8	8	10	(20.0)		16	19	(15.8)
Income (loss) before income taxes	329	266	23.7		126	113	11.5	95	101	(5.9)		93	87	6.9
Provision (benefit) for income
taxes	120	97	23.7		48	43	11.6	36	38	(5.3)		25	20	25.0
Segment net income (loss)	$209	$169	23.7		$78	$70	11.4	$59	$63	(6.3)		$68	$67	1.5

Identifiable segment assets
(period end)	$62,998	$60,961	3.3		$28,345	$27,318	3.8	$11,188	$10,303	8.6		$18,892	$18,140	4.1

								Other, Treasury				Total BB&T
	Insurance Services				Financial Services			& Corporate (2)				Corporation
	June 30	June 30	Percent		June 30	June 30	Percent	June 30	June 30	Percent		June 30	June 30	Percent
	2013	2012	Change		2013	2012	Change	2013	2012	Change		2013	2012	Change

Net interest income (expense)	$1	$ ―	NM	%	$40	$33	21.2%	$160	$243	(34.2)%		$1,415	$1,462	(3.2)%
Net intersegment interest income
(expense)	2	1	100.0		74	82	(9.8)	(99)	(130)	(23.8)		―	―	―
Segment net interest income	3	1	200.0		114	115	(0.9)	61	113	(46.0)		1,415	1,462	(3.2)
Allocated provision for loan
and lease losses	―	―	―		14	(8)	NM	(54)	4	NM		168	273	(38.5)
Noninterest income	427	393	8.7		183	170	7.6	(72)	(92)	(21.7)		1,046	966	8.3
Intersegment net referral fees
(expense)	―	―	―		11	6	83.3	(56)	(51)	9.8		―	―	―
Noninterest expense	292	260	12.3		155	172	(9.9)	393	345	13.9		1,469	1,397	5.2
Amortization of intangibles	16	17	(5.9)		―	1	(100.0)	―	(1)	(100.0)		27	29	(6.9)
Allocated corporate expenses	22	20	10.0		26	23	13.0	(347)	(340)	2.1		―	―	―
Income (loss) before income taxes	100	97	3.1		113	103	9.7	(59)	(38)	55.3		797	729	9.3
Provision (benefit) for income
taxes	34	31	9.7		42	38	10.5	(84)	(76)	10.5		221	191	15.7
Segment net income (loss)	$66	$66	―		$71	$65	9.2	$25	$38	(34.2)		$576	$538	7.1

Identifiable segment assets
(period end)	$3,164	$3,299	(4.1)		$10,425	$8,312	25.4	$47,723	$50,196	(4.9)		$182,735	$178,529	2.4
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.
5

BB&T Corporation
Lines of Business Financial Performance (1)
Year-To-Date June 30, 2013 and 2012
(Dollars in millions)
			Residential			Dealer
Community Banking			Mortgage Banking			Financial Services			Specialized Lending
June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent
2013	2012	Change	2013	2012	Change	2013	2012	Change	2013	2012	Change

Net interest income (expense)	$1,056	$1,022	3.3%	$593	$564	5.1%	$415	$420	(1.2)%	$352	$341	3.2%
Net intersegment interest income
(expense)	567	666	(14.9)	(376)	(381)	(1.3)	(80)	(104)	(23.1)	(62)	(75)	(17.3)
Segment net interest income	1,623	1,688	(3.9)	217	183	18.6	335	316	6.0	290	266	9.0
Allocated provision for loan
and lease losses	192	443	(56.7)	46	16	187.5	109	54	101.9	78	49	59.2
Noninterest income	578	547	5.7	312	357	(12.6)	3	4	(25.0)	110	105	4.8
Intersegment net referral fees
(expense)	94	85	10.6	―	(1)	(100.0)	―	―	―	―	―	―
Noninterest expense	877	932	(5.9)	158	177	(10.7)	54	50	8.0	128	123	4.1
Amortization of intangibles	19	19	―	―	―	―	―	―	―	3	3	―
Allocated corporate expenses	516	512	0.8	33	27	22.2	15	19	(21.1)	32	38	(15.8)
Income (loss) before income taxes	691	414	66.9	292	319	(8.5)	160	197	(18.8)	159	158	0.6
Provision (benefit) for income
taxes	253	149	69.8	111	121	(8.3)	61	75	(18.7)	38	34	11.8
Segment net income (loss)	$438	$265	65.3	$181	$198	(8.6)	$99	$122	(18.9)	$121	$124	(2.4)

Identifiable segment assets
(period end)	$62,998	$60,961	3.3	$28,345	$27,318	3.8	$11,188	$10,303	8.6	$18,892	$18,140	4.1

							Other, Treasury			Total BB&T
	Insurance Services			Financial Services			& Corporate (2)			Corporation
	June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent
	2013	2012	Change	2013	2012	Change	2013	2012	Change	2013	2012	Change

Net interest income (expense)	$2	$1	100.0%	$74	$63	17.5%	$345	$487	(29.2)%	$2,837	$2,898	(2.1)%
Net intersegment interest income
(expense)	3	2	50.0	154	164	(6.1)	(206)	(272)	(24.3)	―	―	―
Segment net interest income	5	3	66.7	228	227	0.4	139	215	(35.3)	2,837	2,898	(2.1)
Allocated provision for loan
and lease losses	―	―	―	23	8	187.5	(8)	(9)	(11.1)	440	561	(21.6)
Noninterest income	793	663	19.6	359	348	3.2	(108)	(187)	(42.2)	2,047	1,837	11.4
Intersegment net referral fees
(expense)	―	―	―	19	12	58.3	(113)	(96)	17.7	―	―	―
Noninterest expense	580	472	22.9	307	326	(5.8)	752	680	10.6	2,856	2,760	3.5
Amortization of intangibles	31	27	14.8	1	2	(50.0)	―	―	―	54	51	5.9
Allocated corporate expenses	45	39	15.4	50	45	11.1	(691)	(680)	1.6	―	―	―
Income (loss) before income taxes	142	128	10.9	225	206	9.2	(135)	(59)	128.8	1,534	1,363	12.5
Provision (benefit) for income
taxes	46	39	17.9	84	77	9.1	109	(115)	(194.8)	702	380	84.7
Segment net income (loss)	$96	$89	7.9	$141	$129	9.3	$(244)	$56	NM	$832	$983	(15.4)

Identifiable segment assets
(period end)	$3,164	$3,299	(4.1)	$10,425	$8,312	25.4	$47,723	$50,196	(4.9)	$182,735	$178,529	2.4
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.
6

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Community Banking	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012

Net interest income (expense)	$532	$524	$537	$525	$516
Net intersegment interest income (expense)	277	290	310	315	326
Segment net interest income	809	814	847	840	842

Allocated provision for loan and lease losses	110	82	130	92	189
Noninterest income	300	278	295	281	279
Intersegment net referral fees (expense)	45	49	54	49	45
Noninterest expense	448	429	464	427	446
Amortization of intangibles	9	10	10	8	10
Allocated corporate expenses	258	258	257	256	255

Income (loss) before income taxes	329	362	335	387	266
Provision (benefit) for income taxes	120	133	123	142	97
Segment net income (loss)	$209	$229	$212	$245	$169

Identifiable segment assets (period end)	$62,998	$62,397	$62,821	$61,294	$60,961

	Quarter Ended
Residential Mortgage Banking	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012

Net interest income (expense)	$294	$299	$299	$286	$286
Net intersegment interest income (expense)	(185)	(191)	(198)	(193)	(192)
Segment net interest income	109	108	101	93	94

Allocated provision for loan and lease losses	29	17	56	23	38
Noninterest income	151	161	206	190	162
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	88	70	100	111	92
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	17	16	13	14	13

Income (loss) before income taxes	126	166	138	135	113
Provision (benefit) for income taxes	48	63	53	51	43
Segment net income (loss)	$78	$103	$85	$84	$70

Identifiable segment assets (period end)	$28,345	$28,673	$29,391	$28,615	$27,318

	Quarter Ended
Dealer Financial Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012

Net interest income (expense)	$210	$205	$210	$214	$210
Net intersegment interest income (expense)	(38)	(42)	(44)	(48)	(50)
Segment net interest income	172	163	166	166	160

Allocated provision for loan and lease losses	42	67	67	43	27
Noninterest income	1	2	2	1	2
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	28	26	27	24	24
Amortization of intangibles	―	―	―	1	―
Allocated corporate expenses	8	7	9	8	10

Income (loss) before income taxes	95	65	65	91	101
Provision (benefit) for income taxes	36	25	25	35	38
Segment net income (loss)	$59	$40	$40	$56	$63

Identifiable segment assets (period end)	$11,188	$10,566	$10,264	$10,316	$10,303

	Quarter Ended
Specialized Lending	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012

Net interest income (expense)	$178	$174	$179	$181	$174
Net intersegment interest income (expense)	(31)	(31)	(31)	(33)	(37)
Segment net interest income	147	143	148	148	137

Allocated provision for loan and lease losses	27	51	24	62	23
Noninterest income	56	54	65	58	52
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	65	63	69	67	58
Amortization of intangibles	2	1	1	1	2
Allocated corporate expenses	16	16	21	20	19

Income (loss) before income taxes	93	66	98	56	87
Provision (benefit) for income taxes	25	13	26	9	20
Segment net income (loss)	$68	$53	$72	$47	$67

Identifiable segment assets (period end)	$18,892	$18,311	$18,907	$18,650	$18,140
(1)	Lines of business results are preliminary.
7

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Insurance Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012

Net interest income (expense)	$1	$1	$1	$1	$ ―
Net intersegment interest income (expense)	2	1	1	1	1
Segment net interest income	3	2	2	2	1

Allocated provision for loan and lease losses	―	―	―	―	―
Noninterest income	427	366	368	334	393
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	292	288	272	272	260
Amortization of intangibles	16	15	16	18	17
Allocated corporate expenses	22	23	23	20	20

Income (loss) before income taxes	100	42	59	26	97
Provision (benefit) for income taxes	34	12	21	10	31
Segment net income (loss)	$66	$30	$38	$16	$66

Identifiable segment assets (period end)	$3,164	$3,160	$3,297	$3,090	$3,299

	Quarter Ended
Financial Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012

Net interest income (expense)	$40	$34	$33	$33	$33
Net intersegment interest income (expense)	74	80	86	86	82
Segment net interest income	114	114	119	119	115

Allocated provision for loan and lease losses	14	9	(8)	13	(8)
Noninterest income	183	176	197	184	170
Intersegment net referral fees (expense)	11	8	10	7	6
Noninterest expense	155	152	163	153	172
Amortization of intangibles	―	1	1	―	1
Allocated corporate expenses	26	24	22	26	23

Income (loss) before income taxes	113	112	148	118	103
Provision (benefit) for income taxes	42	42	56	45	38
Segment net income (loss)	$71	$70	$92	$73	$65

Identifiable segment assets (period end)	$10,425	$10,213	$9,283	$9,088	$8,312

	Quarter Ended
Other, Treasury & Corporate (2)	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012

Net interest income (expense)	$160	$185	$217	$243	$243
Net intersegment interest income (expense)	(99)	(107)	(124)	(128)	(130)
Segment net interest income	61	78	93	115	113

Allocated provision for loan and lease losses	(54)	46	(17)	11	4
Noninterest income	(72)	(36)	(113)	(85)	(92)
Intersegment net referral fees (expense)	(56)	(57)	(64)	(56)	(51)
Noninterest expense	393	359	365	444	345
Amortization of intangibles	―	―	―	3	(1)
Allocated corporate expenses	(347)	(344)	(345)	(344)	(340)

Income (loss) before income taxes	(59)	(76)	(87)	(140)	(38)
Provision (benefit) for income taxes	(84)	193	(97)	(115)	(76)
Segment net income (loss)	$25	$(269)	$10	$(25)	$38

Identifiable segment assets (period end)	$47,723	$47,517	$49,909	$50,968	$50,196

	Quarter Ended
Total BB&T Corporation	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012

Net interest income (expense)	$1,415	$1,422	$1,476	$1,483	$1,462
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,415	1,422	1,476	1,483	1,462

Allocated provision for loan and lease losses	168	272	252	244	273
Noninterest income	1,046	1,001	1,020	963	966
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,469	1,387	1,460	1,498	1,397
Amortization of intangibles	27	27	28	31	29
Allocated corporate expenses	―	―	―	―	―

Income (loss) before income taxes	797	737	756	673	729
Provision (benefit) for income taxes	221	481	207	177	191
Segment net income (loss)	$576	$256	$549	$496	$538

Identifiable segment assets (period end)	$182,735	$180,837	$183,872	$182,021	$178,529
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
8

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of June 30		Change
	2013	2012	$	%
Assets
Cash and due from banks	$1,442	$1,409	$33	2.3%
Interest-bearing deposits with banks	1,325	2,246	(921)	(41.0)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	195	212	(17)	(8.0)
Segregated cash due from banks	2	4	(2)	(50.0)
Trading securities at fair value	537	533	4	0.8
Securities available for sale at fair value (1)	24,477	25,067	(590)	(2.4)
Securities held to maturity	13,751	12,576	1,175	9.3
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,701	36,938	1,763	4.8
Commercial real estate—other	11,440	10,457	983	9.4
Commercial real estate—residential ADC (2)	1,058	1,590	(532)	(33.5)
Direct retail lending	16,069	15,183	886	5.8
Sales finance loans	8,821	7,794	1,027	13.2
Revolving credit loans	2,325	2,206	119	5.4
Residential mortgage loans	23,795	23,117	678	2.9
Other lending subsidiaries	10,836	9,835	1,001	10.2
Total loans and leases held for investment (excluding covered loans)	113,045	107,120	5,925	5.5
Covered loans	2,749	3,955	(1,206)	(30.5)
Total loans and leases held for investment	115,794	111,075	4,719	4.2
Loans held for sale	2,488	2,736	(248)	(9.1)
Total loans and leases	118,282	113,811	4,471	3.9
Allowance for loan and lease losses	(1,901)	(2,126)	225	(10.6)
FDIC loss share receivable	299	831	(532)	(64.0)
Premises and equipment	1,893	1,816	77	4.2
Goodwill	6,824	6,428	396	6.2
Core deposit and other intangible assets	620	683	(63)	(9.2)
Residential mortgage servicing rights at fair value	892	578	314	54.3
Other assets (3)	14,097	14,461	(364)	(2.5)
Total assets	$182,735	$178,529	$4,206	2.4%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$33,760	$28,664	$5,096	17.8%
Interest checking	19,053	20,228	(1,175)	(5.8)
Money market and savings	48,529	46,611	1,918	4.1
Certificates and other time deposits	29,737	30,556	(819)	(2.7)
Total deposits	131,079	126,059	5,020	4.0
Fed funds purchased, repos and other borrowings	3,192	3,196	(4)	(0.1)
Long-term debt	19,362	22,561	(3,199)	(14.2)
Other liabilities	7,106	7,787	(681)	(8.7)
Total liabilities	160,739	159,603	1,136	0.7
Shareholders' equity:
Preferred stock	2,603	559	2,044	NM
Common stock	3,515	3,494	21	0.6
Additional paid-in capital	6,042	5,914	128	2.2
Retained earnings	10,564	9,433	1,131	12.0
Accumulated other comprehensive loss	(784)	(541)	(243)	44.9
Noncontrolling interests	56	67	(11)	(16.4)
Total shareholders' equity	21,996	18,926	3,070	16.2
Total liabilities and shareholders' equity	$182,735	$178,529	$4,206	2.4%
(1)	Includes covered securities of $1.5 billion and $1.6 billion at June 30, 2013 and 2012, respectively.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $221 million and $349 million of covered foreclosed property and covered other assets at June 30, 2013 and 2012, respectively.
NM - not meaningful.
9

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012
Assets
Cash and due from banks	$1,442	$1,320	$1,972	$1,557	$1,409
Interest-bearing deposits with banks	1,325	1,590	1,659	1,784	2,246
Federal funds sold and securities purchased under
resale agreements or similar arrangements	195	302	122	162	212
Segregated cash due from banks	2	2	36	3	4
Trading securities at fair value	537	627	497	572	533
Securities available for sale at fair value (1)	24,477	24,170	25,137	24,098	25,067
Securities held to maturity	13,751	13,119	13,594	13,140	12,576
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,701	38,429	38,295	38,012	36,938
Commercial real estate—other	11,440	11,425	11,461	10,913	10,457
Commercial real estate—residential ADC	1,058	1,175	1,261	1,454	1,590
Direct retail lending	16,069	15,767	15,817	15,710	15,183
Sales finance loans	8,821	8,114	7,736	7,723	7,794
Revolving credit loans	2,325	2,284	2,330	2,291	2,206
Residential mortgage loans	23,795	23,954	24,272	24,293	23,117
Other lending subsidiaries	10,836	10,043	10,137	10,056	9,835
Total loans and leases held for investment (excluding covered loans)	113,045	111,191	111,309	110,452	107,120
Covered loans	2,749	3,005	3,294	3,688	3,955
Total loans and leases held for investment	115,794	114,196	114,603	114,140	111,075
Loans held for sale	2,488	3,432	3,761	3,467	2,736
Total loans and leases	118,282	117,628	118,364	117,607	113,811
Allowance for loan and lease losses	(1,901)	(1,975)	(2,018)	(2,051)	(2,126)
FDIC loss share receivable	299	368	479	656	831
Premises and equipment	1,893	1,880	1,888	1,940	1,816
Goodwill	6,824	6,823	6,804	6,718	6,428
Core deposit and other intangible assets	620	647	673	718	683
Residential mortgage servicing rights at fair value	892	735	627	563	578
Other assets (2)	14,097	13,601	14,038	14,554	14,461
Total assets	$182,735	$180,837	$183,872	$182,021	$178,529
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$33,760	$33,236	$32,452	$30,810	$28,664
Interest checking	19,053	20,175	21,091	20,182	20,228
Money market and savings	48,529	49,088	47,908	48,099	46,611
Certificates and other time deposits	29,737	28,853	31,624	30,927	30,556
Total deposits	131,079	131,352	133,075	130,018	126,059
Fed funds purchased, repos and other borrowings	3,192	3,239	2,864	3,093	3,196
Long-term debt	19,362	18,316	19,114	19,221	22,561
Other liabilities	7,106	6,701	7,596	9,157	7,787
Total liabilities	160,739	159,608	162,649	161,489	159,603
Shareholders' equity:
Preferred stock	2,603	2,116	2,116	1,679	559
Common stock	3,515	3,507	3,499	3,498	3,494
Additional paid-in capital	6,042	5,975	5,973	5,950	5,914
Retained earnings	10,564	10,178	10,129	9,761	9,433
Accumulated other comprehensive loss	(784)	(612)	(559)	(409)	(541)
Noncontrolling interests	56	65	65	53	67
Total shareholders' equity	21,996	21,229	21,223	20,532	18,926
Total liabilities and shareholders' equity	$182,735	$180,837	$183,872	$182,021	$178,529
(1)	Includes covered securities of $1.5 billion, $1.6 billion, $1.6 billion, $1.6 billion and $1.6 billion at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
(2)	Includes $221 million, $273 million, $297 million, $327 million and $349 million of covered foreclosed property and covered other assets at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
10

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2013	2012	$	%	2013	2012	$	%
Assets
Securities, at amortized cost (1):
U.S. government-sponsored entities (GSE)	$5,232	$1,054	$4,178	NM %	$4,879	$938	$3,941	NM %
Mortgage-backed securities issued by GSE	27,803	32,176	(4,373)	(13.6)	28,169	31,957	(3,788)	(11.9)
States and political subdivisions	1,836	1,857	(21)	(1.1)	1,837	1,858	(21)	(1.1)
Non-agency mortgage-backed securities	289	338	(49)	(14.5)	294	374	(80)	(21.4)
Other securities	466	498	(32)	(6.4)	472	515	(43)	(8.3)
Covered securities	1,093	1,191	(98)	(8.2)	1,109	1,208	(99)	(8.2)
Total securities	36,719	37,114	(395)	(1.1)	36,760	36,850	(90)	(0.2)
Other earning assets	2,626	3,511	(885)	(25.2)	2,731	3,507	(776)	(22.1)
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,359	36,293	2,066	5.7	38,139	36,157	1,982	5.5
Commercial real estate—other	11,411	10,578	833	7.9	11,417	10,628	789	7.4
Commercial real estate—residential ADC	1,121	1,744	(623)	(35.7)	1,179	1,867	(688)	(36.9)
Direct retail lending	15,936	15,071	865	5.7	15,847	14,892	955	6.4
Sales finance loans	8,520	7,690	830	10.8	8,181	7,603	578	7.6
Revolving credit loans	2,268	2,178	90	4.1	2,273	2,176	97	4.5
Residential mortgage loans	23,391	22,114	1,277	5.8	23,504	21,585	1,919	8.9
Other lending subsidiaries	10,407	9,370	1,037	11.1	10,198	9,019	1,179	13.1
Total loans and leases held for investment
(excluding covered loans)	111,413	105,038	6,375	6.1	110,738	103,927	6,811	6.6
Covered loans	2,858	4,211	(1,353)	(32.1)	2,995	4,442	(1,447)	(32.6)
Total loans and leases held for investment	114,271	109,249	5,022	4.6	113,733	108,369	5,364	4.9
Loans held for sale	3,581	2,511	1,070	42.6	3,686	2,713	973	35.9
Total loans and leases	117,852	111,760	6,092	5.5	117,419	111,082	6,337	5.7
Total earning assets	157,197	152,385	4,812	3.2	156,910	151,439	5,471	3.6
Nonearning assets	24,637	24,485	152	0.6	24,687	23,981	706	2.9
Total assets	$181,834	$176,870	$4,964	2.8%	$181,597	$175,420	$6,177	3.5%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$33,586	$27,643	$5,943	21.5%	$33,055	$26,908	$6,147	22.8%
Interest checking	19,276	19,911	(635)	(3.2)	19,720	19,812	(92)	(0.5)
Money market and savings	48,140	46,557	1,583	3.4	48,285	46,112	2,173	4.7
Certificates and other time deposits	28,034	31,205	(3,171)	(10.2)	28,481	32,073	(3,592)	(11.2)
Foreign office deposits - interest-bearing	947	32	915	NM	668	72	596	NM
Total deposits	129,983	125,348	4,635	3.7	130,209	124,977	5,232	4.2
Fed funds purchased, repos and other borrowings	5,118	3,362	1,756	52.2	4,670	3,407	1,263	37.1
Long-term debt	18,287	22,544	(4,257)	(18.9)	18,488	22,132	(3,644)	(16.5)
Other liabilities	6,657	6,879	(222)	(3.2)	6,677	6,621	56	0.8
Total liabilities	160,045	158,133	1,912	1.2	160,044	157,137	2,907	1.8
Shareholders' equity	21,789	18,737	3,052	16.3	21,553	18,283	3,270	17.9
Total liabilities and shareholders' equity	$181,834	$176,870	$4,964	2.8%	$181,597	$175,420	$6,177	3.5%
Average balances exclude basis adjustments for fair value hedges.
(1)	Includes securities available for sale and securities held to maturity.
NM - not meaningful.
11

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

Quarter Ended
June 30	March 31	Dec. 31	Sept. 30	June 30
2013	2013	2012	2012	2012
Assets
Securities, at amortized cost (1):
U.S. government-sponsored entities (GSE)	$5,232	$4,522	$3,436	$1,078	$1,054
Mortgage-backed securities issued by GSE	27,803	28,540	29,162	30,338	32,176
States and political subdivisions	1,836	1,837	1,841	1,848	1,857
Non-agency mortgage-backed securities	289	300	312	325	338
Other securities	466	477	487	500	498
Covered securities	1,093	1,125	1,145	1,171	1,191
Total securities	36,719	36,801	36,383	35,260	37,114
Other earning assets	2,626	2,838	3,377	3,049	3,511
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,359	37,916	38,022	37,516	36,293
Commercial real estate—other	11,411	11,422	11,032	10,823	10,578
Commercial real estate—residential ADC	1,121	1,238	1,398	1,534	1,744
Direct retail lending	15,936	15,757	15,767	15,520	15,071
Sales finance loans	8,520	7,838	7,724	7,789	7,690
Revolving credit loans	2,268	2,279	2,280	2,234	2,178
Residential mortgage loans	23,391	23,618	23,820	23,481	22,114
Other lending subsidiaries	10,407	9,988	10,051	9,998	9,370
Total loans and leases held for investment (excluding covered loans)	111,413	110,056	110,094	108,895	105,038
Covered loans	2,858	3,133	3,477	3,826	4,211
Total loans and leases held for investment	114,271	113,189	113,571	112,721	109,249
Loans held for sale	3,581	3,792	3,532	2,888	2,511
Total loans and leases	117,852	116,981	117,103	115,609	111,760
Total earning assets	157,197	156,620	156,863	153,918	152,385
Nonearning assets	24,637	24,738	25,341	25,388	24,485
Total assets	$181,834	$181,358	$182,204	$179,306	$176,870
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$33,586	$32,518	$31,849	$29,990	$27,643
Interest checking	19,276	20,169	19,837	20,157	19,911
Money market and savings	48,140	48,431	47,965	47,500	46,557
Certificates and other time deposits	28,034	28,934	31,724	30,727	31,205
Foreign office deposits - interest-bearing	947	385	387	321	32
Total deposits	129,983	130,437	131,762	128,695	125,348
Fed funds purchased, repos and other borrowings	5,118	4,217	3,340	3,478	3,362
Long-term debt	18,287	18,690	18,689	19,682	22,544
Other liabilities	6,657	6,699	7,225	7,326	6,879
Total liabilities	160,045	160,043	161,016	159,181	158,133
Shareholders' equity	21,789	21,315	21,188	20,125	18,737
Total liabilities and shareholders' equity	$181,834	$181,358	$182,204	$179,306	$176,870
Average balances exclude basis adjustments for fair value hedges.
(1)	Includes securities available for sale and securities held to maturity.
12

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	June 30, 2013			March 31, 2013
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. government-sponsored entities (GSE)	$5,232	$25	1.89%	$4,522	$21	1.87%
Mortgage-backed securities issued by GSE	27,803	138	1.97	28,540	137	1.92
States and political subdivisions	1,836	26	5.81	1,837	27	5.80
Non-agency mortgage-backed securities	289	4	5.57	300	4	5.58
Other securities	466	1	1.51	477	2	1.41
Covered securities	1,093	34	12.48	1,125	37	13.18
Total securities	36,719	228	2.49	36,801	228	2.48
Other earning assets	2,626	9	1.40	2,838	12	1.64
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,359	351	3.67	37,916	353	3.76
Commercial real estate—other	11,411	106	3.71	11,422	107	3.81
Commercial real estate—residential ADC	1,121	12	4.30	1,238	13	4.15
Direct retail lending	15,936	186	4.67	15,757	184	4.73
Sales finance loans	8,520	69	3.25	7,838	68	3.52
Revolving credit loans	2,268	48	8.48	2,279	48	8.51
Residential mortgage loans	23,391	246	4.21	23,618	251	4.26
Other lending subsidiaries	10,407	274	10.54	9,988	267	10.84
Total loans and leases held for investment
(excluding covered loans)	111,413	1,292	4.64	110,056	1,291	4.74
Covered loans	2,858	121	16.95	3,133	135	17.49
Total loans and leases held for investment	114,271	1,413	4.95	113,189	1,426	5.09
Loans held for sale	3,581	30	3.42	3,792	31	3.28
Total loans and leases	117,852	1,443	4.90	116,981	1,457	5.03
Total earning assets	157,197	1,680	4.28	156,620	1,697	4.37
Nonearning assets	24,637			24,738
Total assets	$181,834			$181,358

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$19,276	3	0.08	$20,169	5	0.09
Money market and savings	48,140	15	0.13	48,431	18	0.15
Certificates and other time deposits	28,034	60	0.84	28,934	63	0.89
Foreign office deposits - interest-bearing	947	―	0.09	385	―	0.12
Total interest-bearing deposits	96,397	78	0.32	97,919	86	0.36
Fed funds purchased, repos and other borrowings	5,118	2	0.18	4,217	2	0.18
Long-term debt	18,287	148	3.23	18,690	150	3.23
Total interest-bearing liabilities	119,802	228	0.76	120,826	238	0.79
Noninterest-bearing deposits	33,586			32,518
Other liabilities	6,657			6,699
Shareholders' equity	21,789			21,315
Total liabilities and shareholders' equity	$181,834			$181,358

Average interest-rate spread			3.52			3.58

Net interest income/ net interest margin		$1,452	3.70%		$1,459	3.76%

Taxable-equivalent adjustment		$37			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Includes securities available for sale and securities held to maturity.
13

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	December 31, 2012			September 30, 2012			June 30, 2012
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. government-sponsored entities (GSE)	$3,436	$15	1.79%	$1,078	$4	1.42%	$1,054	$4	1.45%
Mortgage-backed securities issued by GSE	29,162	139	1.90	30,338	151	2.00	32,176	160	1.98
States and political subdivisions	1,841	27	5.82	1,848	27	5.83	1,857	27	5.85
Non-agency mortgage-backed securities	312	4	5.67	325	5	5.55	338	5	5.76
Other securities	487	2	1.59	500	2	1.65	498	2	1.70
Covered securities	1,145	48	16.53	1,171	44	15.12	1,191	46	15.62
Total securities	36,383	235	2.58	35,260	233	2.64	37,114	244	2.62
Other earning assets	3,377	10	1.16	3,049	8	1.07	3,511	6	0.69
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,022	369	3.87	37,516	367	3.89	36,293	366	4.06
Commercial real estate—other	11,032	106	3.82	10,823	104	3.83	10,578	100	3.79
Commercial real estate—residential ADC	1,398	15	4.14	1,534	14	3.78	1,744	16	3.67
Direct retail lending	15,767	191	4.80	15,520	187	4.81	15,071	184	4.90
Sales finance loans	7,724	73	3.72	7,789	75	3.85	7,690	77	4.03
Revolving credit loans	2,280	48	8.40	2,234	47	8.39	2,178	45	8.35
Residential mortgage loans	23,820	251	4.23	23,481	252	4.28	22,114	247	4.47
Other lending subsidiaries	10,051	271	10.73	9,998	271	10.80	9,370	260	11.17
Total loans and leases held for investment
(excluding covered loans)	110,094	1,324	4.79	108,895	1,317	4.82	105,038	1,295	4.95
Covered loans	3,477	166	18.98	3,826	175	18.21	4,211	200	19.01
Total loans and leases held for investment	113,571	1,490	5.22	112,721	1,492	5.27	109,249	1,495	5.50
Loans held for sale	3,532	28	3.27	2,888	25	3.35	2,511	22	3.51
Total loans and leases	117,103	1,518	5.16	115,609	1,517	5.23	111,760	1,517	5.45
Total earning assets	156,863	1,763	4.48	153,918	1,758	4.55	152,385	1,767	4.65
Nonearning assets	25,341			25,388			24,485
Total assets	$182,204			$179,306			$176,870

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$19,837	6	0.12	$20,157	7	0.12	$19,911	6	0.12
Money market and savings	47,965	19	0.15	47,500	22	0.19	46,557	22	0.19
Certificates and other time deposits	31,724	71	0.90	30,727	76	0.99	31,205	79	1.02
Foreign office deposits - interest-bearing	387	―	0.13	321	―	0.12	32	―	0.06
Total interest-bearing deposits	99,913	96	0.38	98,705	105	0.42	97,705	107	0.44
Fed funds purchased, repos and other borrowings	3,340	2	0.27	3,478	3	0.25	3,362	3	0.31
Long-term debt	18,689	152	3.24	19,682	130	2.64	22,544	157	2.79
Total interest-bearing liabilities	121,942	250	0.82	121,865	238	0.78	123,611	267	0.87
Noninterest-bearing deposits	31,849			29,990			27,643
Other liabilities	7,225			7,326			6,879
Shareholders' equity	21,188			20,125			18,737
Total liabilities and shareholders' equity	$182,204			$179,306			$176,870

Average interest-rate spread			3.66			3.77			3.78

Net interest income/ net interest margin		$1,513	3.84%		$1,520	3.94%		$1,500	3.95%

Taxable-equivalent adjustment		$37			$37			$38

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Includes securities available for sale and securities held to maturity.
14

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)

	Year-to-Date
	June 30, 2013			June 30, 2012
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. government-sponsored entities (GSE)	$4,879	$46	1.88%	$938	$7	1.49%
Mortgage-backed securities issued by GSE	28,169	275	1.95	31,957	334	2.09
States and political subdivisions	1,837	53	5.80	1,858	54	5.85
Non-agency mortgage-backed securities	294	8	5.57	374	11	5.88
Other securities	472	3	1.46	515	4	1.67
Covered securities	1,109	71	12.84	1,208	80	13.29
Total securities	36,760	456	2.48	36,850	490	2.66
Other earning assets	2,731	21	1.53	3,507	13	0.73
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,139	704	3.72	36,157	728	4.05
Commercial real estate—other	11,417	213	3.76	10,628	201	3.80
Commercial real estate—residential ADC	1,179	25	4.22	1,867	34	3.62
Direct retail lending	15,847	370	4.70	14,892	366	4.94
Sales finance loans	8,181	137	3.38	7,603	157	4.15
Revolving credit loans	2,273	96	8.49	2,176	91	8.43
Residential mortgage loans	23,504	497	4.23	21,585	486	4.51
Other lending subsidiaries	10,198	541	10.68	9,019	509	11.34
Total loans and leases held for investment
(excluding covered loans)	110,738	2,583	4.69	103,927	2,572	4.97
Covered loans	2,995	256	17.23	4,442	424	19.18
Total loans and leases held for investment	113,733	2,839	5.02	108,369	2,996	5.55
Loans held for sale	3,686	61	3.35	2,713	48	3.57
Total loans and leases	117,419	2,900	4.97	111,082	3,044	5.50
Total earning assets	156,910	3,377	4.33	151,439	3,547	4.70
Nonearning assets	24,687			23,981
Total assets	$181,597			$175,420

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$19,720	8	0.09	$19,812	12	0.13
Money market and savings	48,285	33	0.14	46,112	44	0.19
Certificates and other time deposits	28,481	123	0.87	32,073	172	1.08
Foreign office deposits - interest-bearing	668	―	0.10	72	―	0.04
Total interest-bearing deposits	97,154	164	0.34	98,069	228	0.47
Fed funds purchased, repos and other borrowings	4,670	4	0.18	3,407	4	0.27
Long-term debt	18,488	298	3.23	22,132	342	3.10
Total interest-bearing liabilities	120,312	466	0.78	123,608	574	0.93
Noninterest-bearing deposits	33,055			26,908
Other liabilities	6,677			6,621
Shareholders' equity	21,553			18,283
Total liabilities and shareholders' equity	$181,597			$175,420

Average interest-rate spread			3.55			3.77

Net interest income/ net interest margin		$2,911	3.73%		$2,973	3.94%

Taxable-equivalent adjustment		$74			$75

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Includes securities available for sale and securities held to maturity.
15

BB&T Corporation
Credit Quality
(Dollars in millions)

		As of
		June 30	March 31	Dec. 31	Sept. 30	June 30
		2013	2013	2012	2012	2012
Nonperforming assets (1)
	Nonaccrual loans and leases:
	Commercial loans and leases:
	Commercial and industrial	$457	$533	$546	$597	$620
	Commercial real estate—other	181	188	212	259	301
	Commercial real estate—residential ADC	65	94	128	204	241
	Direct retail lending	119	127	132	134	133
	Sales finance loans	5	6	7	7	13
	Residential mortgage loans	254	255	269	266	263
	Other lending subsidiaries	68	80	86	73	76
	Total nonaccrual loans and leases held for investment	1,149	1,283	1,380	1,540	1,647
	Foreclosed real estate (2)	89	88	107	139	221
	Other foreclosed property	38	42	49	39	29
	Total nonperforming assets (excluding covered assets) (2)	$1,276	$1,413	$1,536	$1,718	$1,897
Performing troubled debt restructurings (TDRs) (3)
	Commercial loans and leases:
	Commercial and industrial	$59	$54	$77	$66	$62
	Commercial real estate—other	61	67	67	75	78
	Commercial real estate—residential ADC	26	24	21	25	28
	Direct retail lending	188	193	197	120	114
	Sales finance loans	17	19	19	7	7
	Revolving credit loans	53	55	56	58	58
	Residential mortgage loans (4)	726	715	769	646	636
	Other lending subsidiaries	183	162	121	77	69
	Total performing TDRs (4)(5)	$1,313	$1,289	$1,327	$1,074	$1,052
Loans 90 days or more past due and still accruing
	Commercial loans and leases:
	Commercial and industrial	$3	$ ―	$1	$1	$2
	Direct retail lending	30	34	38	41	39
	Sales finance loans	5	7	10	11	11
	Revolving credit loans	13	14	16	14	13
	Residential mortgage loans (6)(7)	68	77	92	80	78
	Other lending subsidiaries	4	6	10	5	4
	Total loans 90 days past due and still accruing (excluding covered loans) (6)(7)(8)	$123	$138	$167	$152	$147
Loans 30-89 days past due
	Commercial loans and leases:
	Commercial and industrial	$32	$34	$42	$41	$53
	Commercial real estate—other	10	10	12	9	16
	Commercial real estate—residential ADC	2	2	2	8	9
	Direct retail lending	123	136	145	136	119
	Sales finance loans	47	42	56	53	49
	Revolving credit loans	20	20	23	21	20
	Residential mortgage loans (9)(10)	465	529	498	501	423
	Other lending subsidiaries	241	183	290	259	218
	Total loans 30-89 days past due (excluding covered loans) (9)(10)(11)	$940	$956	$1,068	$1,028	$907
(1)	Covered loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes covered foreclosed real estate totaling $181 million, $232 million, $254 million, $289 million and $310 million at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
(3)	Excludes TDRs that are nonperforming totaling $211 million, $222 million, $231 million, $225 million, and $219 million at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively. These amounts are included in total nonperforming assets.
(4)	Excludes mortgage TDRs that are government guaranteed totaling $367 million, $338 million, $315 million, $275 million and $266 million at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively. Includes mortgage TDRs held for sale.
(5)	During the fourth quarter of 2012, $226 million of performing loans were classified as TDRs in connection with recent regulatory guidance related to loans discharged in bankruptcy not reaffirmed by the borrower.
(6)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $246 million, $251 million, $254 million, $233 million and $217 million at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively. Includes past due mortgage loans held for sale.
(7)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $492 million, $514 million, $517 million, $499 million and $453 million at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
(8)	Excludes covered loans past due 90 days or more totaling $401 million, $371 million, $442 million, $476 million and $613 million at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
(9)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $103 million, $95 million, $96 million, $95 million and $94 million at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively. Includes past due mortgage loans held for sale.
(10)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $5 million, $5 million, $5 million, $6 million and $5 million at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
(11)	Excludes covered loans past due 30-89 days totaling $102 million, $120 million, $135 million, $173 million and $199 million at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.
16

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012
Allowance for credit losses
Beginning balance	$2,031	$2,048	$2,096	$2,157	$2,221
Provision for credit losses (excluding covered loans)	179	247	256	244	259
Provision for covered loans	(11)	25	(4)	―	14
Charge-offs:
Commercial loans and leases:
Commercial and industrial	(70)	(91)	(98)	(84)	(92)
Commercial real estate—other	(30)	(36)	(41)	(40)	(51)
Commercial real estate—residential ADC	(19)	(20)	(27)	(35)	(74)
Direct retail lending	(42)	(42)	(54)	(57)	(56)
Sales finance loans	(5)	(6)	(7)	(5)	(7)
Revolving credit loans	(20)	(21)	(19)	(20)	(20)
Residential mortgage loans	(16)	(33)	(29)	(35)	(30)
Other lending subsidiaries	(61)	(68)	(60)	(58)	(47)
Covered loans	(2)	(14)	(5)	(2)	(12)
Total charge-offs	(265)	(331)	(340)	(336)	(389)
Recoveries:
Commercial loans and leases:
Commercial and industrial	10	7	5	4	4
Commercial real estate—other	7	4	4	3	3
Commercial real estate—residential ADC	3	6	8	2	23
Direct retail lending	10	8	9	9	8
Sales finance loans	2	2	3	2	2
Revolving credit loans	5	5	4	5	4
Residential mortgage loans	1	1	1	―	1
Other lending subsidiaries	10	9	6	6	7
Total recoveries	48	42	40	31	52
Net charge-offs	(217)	(289)	(300)	(305)	(337)
Ending balance	$1,982	$2,031	$2,048	$2,096	$2,157
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$1,775	$1,836	$1,890	$1,914	$1,987
Allowance for covered loans	126	139	128	137	139
Reserve for unfunded lending commitments	81	56	30	45	31
Total	$1,982	$2,031	$2,048	$2,096	$2,157

				As of/For the
				Six Months Ended
				June 30
				2013	2012
Allowance for credit losses
Beginning balance				$2,048	$2,285
Provision for credit losses (excluding covered loans)				426	544
Provision for covered loans				14	17
Charge-offs
Commercial loans and leases
Commercial and industrial				(161)	(155)
Commercial real estate—other				(66)	(124)
Commercial real estate—residential ADC				(39)	(128)
Direct retail lending				(84)	(113)
Sales finance loans				(11)	(14)
Revolving credit loans				(41)	(42)
Residential mortgage loans (1)				(49)	(72)
Other lending subsidiaries				(129)	(107)
Covered loans				(16)	(27)
Total charge-offs				(596)	(782)
Recoveries
Commercial loans and leases
Commercial and industrial				17	8
Commercial real estate—other				11	6
Commercial real estate—residential ADC				9	31
Direct retail lending				18	18
Sales finance loans				4	5
Revolving credit loans				10	9
Residential mortgage loans				2	2
Other lending subsidiaries				19	14
Total recoveries				90	93
Net charge-offs				(506)	(689)
Ending balance				$1,982	$2,157

17

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2013		2013		2012		2012		2012
Asset Quality Ratios (including covered assets)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.88%		0.91%		1.02%		1.02%		0.97%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.44		0.43		0.52		0.53		0.67
Nonperforming loans and leases as a
percentage of total loans and leases	0.97		1.09		1.17		1.31		1.45
Nonperforming assets as a percentage of:
Total assets	0.80		0.91		0.97		1.10		1.24
Loans and leases plus foreclosed property	1.23		1.39		1.51		1.70		1.93
Net charge-offs as a percentage of average loans and leases	0.74		1.00		1.02		1.05		1.21
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.64		1.73		1.76		1.80		1.91
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.18	X	1.69	X	1.69	X	1.69	X	1.57	X
Nonperforming loans and leases held for investment	1.66		1.54		1.46		1.33		1.29
Asset Quality Ratios (excluding covered assets) (3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.81%		0.83%		0.93%		0.90%		0.83%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.11		0.12		0.15		0.13		0.13
Nonperforming loans and leases as a
percentage of total loans and leases	0.99		1.12		1.20		1.35		1.50
Nonperforming assets as a percentage of:
Total assets	0.71		0.80		0.85		0.97		1.09
Loans and leases plus foreclosed property	1.10		1.23		1.33		1.51		1.72
Net charge-offs as a percentage of average loans and leases	0.75		0.98		1.04		1.08		1.22
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.57		1.65		1.70		1.73		1.86
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.07	X	1.65	X	1.60	X	1.59	X	1.52	X
Nonperforming loans and leases held for investment	1.55		1.43		1.37		1.24		1.21

							As of/For the
							Six Months Ended
							June 30
							2013		2012
Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							0.87%		1.25%
Ratio of allowance for loan and lease losses to net charge-offs							1.87	X	1.53	X
Excluding covered loans:
Net charge-offs as a percentage of average loans and leases							0.86%		1.25%
Ratio of allowance for loan and lease losses to net charge-offs							1.80	X	1.49	X
Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.

18

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

		As of June 30, 2013
				Past Due 30-89		Past Due 90+
		Current Status		Days		Days		Total
Performing TDRs: (1)
	Commercial loans:
	Commercial and industrial	$59	100.0%	$ ―	― % $	―	―	% $59
	Commercial real estate—other	61	100.0	―	―	―	―	61
	Commercial real estate—residential ADC	26	100.0	―	―	―	―	26
	Direct retail lending	176	93.6	10	5.3	2	1.1	188
	Sales finance loans	16	94.1	1	5.9	―	―	17
	Revolving credit loans	43	81.1	5	9.5	5	9.4	53
	Residential mortgage loans (2)	611	84.2	99	13.6	16	2.2	726
	Other lending subsidiaries	158	86.3	25	13.7	―	―	183
	Total performing TDRs	1,150	87.6	140	10.7	23	1.7	1,313
Nonperforming TDRs (3)		56	26.5	25	11.9	130	61.6	211
	Total TDRs (2)	$1,206	79.2%	$165	10.8%	$153	10.0%	$1,524

		Quarter Ended
		June 30		March 31	Dec. 31	Sept. 30		June 30
		2013		2013	2012	2012		2012
Net charge-offs as a percentage of average loans and leases:
	Commercial loans and leases:
	Commercial and industrial	0.63%		0.89%	0.97%	0.85%		0.97%
	Commercial real estate—other	0.78		1.16	1.37	1.37		1.84
	Commercial real estate—residential ADC	5.66		4.40	5.36	8.40		11.74
	Direct retail lending	0.79		0.87	1.13	1.24		1.27
	Sales finance loans	0.10		0.20	0.20	0.16		0.24
	Revolving credit loans	2.64		2.93	2.65	2.63		3.05
	Residential mortgage loans	0.27		0.55	0.47	0.59		0.53
	Other lending subsidiaries	1.98		2.42	2.16	2.04		1.74
	Covered loans	0.41		1.77	0.50	0.28		1.11
	Total loans and leases (4)	0.74		1.00	1.02	1.05		1.21

	Total loans and leases, excluding covered loans (4)	0.75		0.98	1.04	1.08		1.22

						Year-to-date
						June 30		June 30
						2013		2012
Net charge-offs as a percentage of average loans and leases
	Commercial loans and leases
	Commercial and industrial					0.76%		0.82%
	Commercial real estate—other					0.97		2.24
	Commercial real estate—residential ADC					5.00		10.48
Direct retail lending						0.83		1.27
Sales finance loans						0.15		0.24
Revolving credit loans						2.79		3.09
Residential mortgage loans						0.41		0.65
Other lending subsidiaries						2.19		2.08
Covered loans						1.12		1.20
Total loans and leases (4)						0.87		1.25

Total loans and leases, excluding covered loans (4)						0.86		1.25
Applicable ratios are annualized.
(1)	Past due performing TDRs are included in past due disclosures.
(2)	Excludes mortgage TDRs that are government guaranteed totaling $367 million.
(3)	Nonperforming TDRs are included in nonaccrual loan disclosures.
(4)	Total loans and leases includes loans held for sale.

19

BB&T Corporation
Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012
Selected Capital Information (1)
Risk-based capital:
Tier 1	$15,397	$14,432	$14,373	$13,593	$12,383
Total	19,237	18,296	18,243	17,638	16,527
Risk-weighted assets (2)	136,202	133,944	134,451	133,545	129,661
Average quarterly tangible assets	174,865	174,214	175,015	172,100	170,042
Risk-based capital ratios:
Tier 1	11.3%	10.8%	10.7%	10.2%	9.6%
Total	14.1	13.7	13.6	13.2	12.7
Leverage capital ratio	8.8	8.3	8.2	7.9	7.3
Equity as a percentage of total assets	12.0	11.7	11.5	11.3	10.6
Book value per common share	$27.51	$27.15	$27.21	$26.88	$26.19

Selected non-GAAP Capital Information (3)
Tier 1 common equity as a percentage of tangible assets	7.3%	7.1%	6.9%	6.8%	6.9%
Tier 1 common equity as a percentage of risk-weighted assets	9.4	9.2	9.1	8.9	9.1

Tangible book value per common share	$18.20	$17.56	$17.52	$17.02	$16.92

Calculations of Tier 1 common equity and tangible assets and related measures: (3)

Tier 1 equity	$15,397	$14,432	$14,373	$13,593	$12,383
Less:
Preferred stock	2,603	2,116	2,116	1,679	559
Qualifying restricted core capital elements	―	―	―	5	―
Tier 1 common equity	$12,794	$12,316	$12,257	$11,909	$11,824

Total assets	$182,735	$180,837	$183,872	$182,021	$178,529
Less:
Intangible assets, net of deferred taxes	7,234	7,264	7,273	7,239	6,950
Plus:
Regulatory adjustments, net of deferred taxes	600	275	212	81	239
Tangible assets	$176,101	$173,848	$176,811	$174,863	$171,818

Total risk-weighted assets (2)	$136,202	$133,944	$134,451	$133,545	$129,661

Tier 1 common equity as a percentage of tangible assets	7.3%	7.1%	6.9%	6.8%	6.9%
Tier 1 common equity as a percentage of risk-weighted assets	9.4	9.2	9.1	8.9	9.1

Tier 1 common equity	$12,794	$12,316	$12,257	$11,909	$11,824

Outstanding shares at end of period (in thousands)	702,995	701,440	699,728	699,541	698,795

Tangible book value per common share	$18.20	$17.56	$17.52	$17.02	$16.92
(1)	Regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tier 1 common equity and related ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
20

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Second Quarter 2013
None				$ N/A	$ N/A

First Quarter 2013
Income tax adjustment	Provision for income taxes			N/A	(281)

Fourth Quarter 2012
None				N/A	N/A

Third Quarter 2012
Mortgage repurchase expense adjustments (1)	Loan-related expense			(28)	(17)

Second Quarter 2012
Leveraged lease tax benefit	Provision for income taxes			N/A	12

First Quarter 2012
Tax related items, net (2)	Other noninterest income			(42)	(50)
Leveraged lease write-downs	Other noninterest expense			(15)	(10)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2013	2013	2012	2012	2012

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$101	$56	$35	$(29)	$(132)
MSRs hedge gains (losses)	(86)	(46)	(20)	49	152
Net	$15	$10	$15	$20	$20

Residential mortgage loan originations	$9,260	$8,665	$8,570	$8,234	$8,045

Residential mortgage servicing portfolio (3):
Loans serviced for others	80,846	76,830	73,769	72,343	71,389
Bank-owned loans serviced	26,211	26,962	27,593	27,289	26,269
Total servicing portfolio	107,057	103,792	101,362	99,632	97,658

Weighted-average coupon rate	4.32%	4.45%	4.59%	4.71%	4.81%
Weighted-average servicing fee	0.306	0.312	0.319	0.322	0.327

Selected Miscellaneous Information
Derivatives notional amount	$64,111	$75,702	$72,796	$81,049	$76,592
Fair value of derivatives	(21)	(85)	13	(47)	(52)
Accumulated comprehensive income related to securities,
net of tax (4)	(81)	255	329	357	216

Common stock prices:
High	34.37	31.78	33.89	34.37	32.74
Low	29.18	29.83	26.86	30.41	27.40
End of period	33.88	31.39	29.11	33.16	30.85

Banking offices	1,851	1,842	1,832	1,851	1,774
ATMs	2,885	2,851	2,826	2,750	2,511
FTEs	33,869	33,952	33,981	34,006	32,998
(1)	Related to better identification of unrecoverable costs associated with investor-owned loans.
(2)	Includes write-downs of investments in affordable housing and other tax adjustments.
(3)	Amounts reported are unpaid principal balance.
(4)	Includes the impact of the FDIC loss sharing agreements on the covered securities.
21

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Efficiency and Fee Income Ratios (1)	2013	2013	2012	2012	2012
Efficiency ratio - GAAP	59.9%	57.5%	58.8%	61.6%	57.9%
Effect of securities gains (losses), net	0.5	0.5	―	―	―
Effect of merger-related and restructuring charges, net	(1.1)	(0.2)	(0.5)	(1.7)	(0.1)
Effect of mortgage repurchase expense adjustments	―	―	―	(1.1)	―
Effect of FDIC loss share accounting	(0.2)	0.5	(0.1)	―	0.2
Effect of foreclosed property expense	(0.5)	(0.8)	(1.9)	(2.2)	(2.9)
Effect of amortization of intangibles	(1.0)	(1.1)	(1.0)	(1.4)	(1.2)
Efficiency ratio - reported	57.6	56.4	55.3	55.2	53.9
Fee income ratio - GAAP	41.9%	40.7%	40.3%	38.8%	39.2%
Effect of securities gains (losses), net	(0.5)	(0.5)	―	―	―
Effect of FDIC loss share accounting	3.2	2.7	3.8	3.6	3.2
Fee income ratio - reported	44.6	42.9	44.1	42.4	42.4

				Year-to-Date June 30
				2013	2012
Efficiency ratio - GAAP				58.7%	58.4%
Effect of securities gains (losses), net				0.5	(0.1)
Effect of merger-related and restructuring charges, net				(0.6)	(0.3)
Effect of FDIC loss share accounting				0.1	0.2
Effect of affordable housing investments write-down				―	(0.5)
Effect of foreclosed property expense				(0.6)	(3.4)
Effect of leveraged lease sale/write-downs				―	(0.3)
Effect of amortization of intangibles				(1.1)	(1.0)
Efficiency ratio - reported				57.0	53.0
Fee income ratio - GAAP				41.3%	38.2%
Effect of securities gains (losses), net				(0.5)	0.1
Effect of affordable housing investments write-down				―	0.5
Effect of FDIC loss share accounting				3.0	2.9
Fee income ratio - reported				43.8	41.7

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Return on Average Tangible Common Shareholders' Equity (2)	2013	2013	2012	2012	2012
Net income available to common shareholders	$547	$210	$506	$469	$510
Plus: Amortization of intangibles, net of tax	17	17	17	19	18
Tangible net income available to common shareholders	$564	$227	$523	$488	$528

Average common shareholders' equity	$19,293	$19,138	$19,160	$18,757	$18,302
Less: Average intangible assets	7,456	7,464	7,463	7,341	7,031
Average tangible common shareholders' equity	$11,837	$11,674	$11,697	$11,416	$11,271
Return on average tangible common shareholders' equity	19.12%	7.87%	17.80%	17.01%	18.85%

			Quarter Ended March 31, 2013
Certain Performance Measures (1)			As Reported	Tax Adjustment	Excluding Tax Adjustment
Net income available to common shareholders			$210	$281	$491
Weighted average number of diluted common shares			711,020	―	711,020
Diluted EPS			$0.29		$0.69

Net income			$256	$281	$537
Average assets			181,358	100	181,458
Return on average assets			0.57%		1.20%

Net income			$256	$281	$537
Average risk-weighted assets			134,198	100	134,298
Return on average risk-weighted assets			0.77%		1.62%

Net income available to common shareholders			$210	$281	$491
Average common shareholders' equity			19,138	100	19,238
Return on average common shareholders' equity			4.44%		10.34%

Tangible net income available to common shareholders			$227	$281	$508
Average tangible common shareholders' equity			11,674	100	11,774
Return on average tangible common shareholders' equity			7.87%		17.48%

					June 30
Basel III Common Equity Tier 1 Ratio (3)					2013
Tier 1 common equity under Basel 1					$12,794
Adjustments:
Other comprehensive income related to AFS securities and defined benefit pension and other OPEB plans					―
Other adjustments					62
Common equity Tier 1 under Basel III definition					$12,856
Estimated risk-weighted assets under Basel III definition					$143,541
Basel III common equity Tier 1 ratio					9.0%
(1)			BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)			BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.
(3)			Regulatory capital information is preliminary.

22